                                                                    EXHIBIT 10.3

                                 AMENDMENT NO. 2
                                       TO
                            STOCK PURCHASE AGREEMENT

        This Amendment No. 2 to Stock Purchase Agreement (this "Amendment"), dated as of June 21, 2001, is entered into by (i) each of the undersigned parties to the Stock Purchase Agreement, dated as of May 1, 2001, by and among Tickets.com, Inc., General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC and International Capital Partners, Inc., Profit Sharing Trust (collectively the "Original Parties"), as amended by Amendment No. 1 ("Amendment No. 1") thereto, dated June 21, 2001 (the "Stock Purchase Agreement"), and (ii) Sports Capital Partners, L.P., a Delaware limited partnership ("SC Delaware"), Sports Capital Partners (Cayman Islands), L.P., a Cayman Islands limited partnership ("SC Cayman"), Sports Capital Partners CEV, LLC, a Delaware limited liability company ("SC LLC" and together with SC Delaware and SC Cayman, "Sports Capital"), Ardara Inc., a British Virgin Islands corporation ("Ardara"), and the Persons listed on Exhibit A hereto (the "ZCG Purchasers" and, collectively with Ardara and Sports Capital, the "Additional Purchasers").

        WHEREAS, as of the date hereof, the Original Parties have made no amendments or modifications or entered into any supplemental agreements to the Stock Purchase Agreement (other than Amendment No. 1 thereto);

        WHEREAS, as of the date hereof, none of the Original Parties has waived any term or condition under the Stock Purchase Agreement; and

        WHEREAS, in accordance with Section 12.4(b) of the Stock Purchase Agreement, the Company, each of the GAP Purchasers and ICP wish to amend certain sections of the Stock Purchase Agreement to permit the Original Parties and the Additional Purchasers to purchase the number of shares of Preferred Stock set forth on Schedule 2.1 and Schedule 2.3 hereto.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and obligations set forth herein, the parties hereto agree as follows:

1. Definitions. For all purposes of this Amendment:

        (a) Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Stock Purchase Agreement; and

        (b) The terms "hereby," "hereto," hereof," and "herewith" and other words of similar import refer to this Amendment, except where such terms appear in the amended language of the Stock Purchase Agreement set forth in this Amendment.

2. Amendment to Definitions under the Stock Purchase Agreement.

        (a) The definition of "Additional Purchasers" is hereby added to Section
1.1 of the Stock Purchase Agreement as follows:

            "Additional Purchasers" means Sports Capital, Ardara and the ZCG Purchasers.

        (b) The definition of "Affiliate" set forth in Section 1.1 of the Stock Purchase Agreement is hereby deleted and replaced in its entirety as follows:

            "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. In addition, the following shall be deemed to be Affiliates of GAP Coinvestment, GAP LP and GapStar: (a) GAP LLC, the members of GAP LLC, the limited partners of GAP Coinvestment and the limited partners of GAP LP; (b) any Affiliate of GAP LLC, the members of GAP LLC, the limited partners of GAP Coinvestment or the limited partners of GAP LP; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members or former members of GAP LLC or consultants or key employees of General Atlantic Service Corporation, a Delaware corporation and an Affiliate of GAP LLC. In addition, GAP LP, GAP Coinvestment and GapStar shall be deemed to be Affiliates of one another. Additionally, the following shall be deemed to be Affiliates of SC LLC, SC Delaware and SC Cayman: (a) the direct and indirect beneficial owners (whether limited or general partners, shareholders, stockholders or otherwise) of SC LLC, the direct and indirect beneficial owners (whether limited or general partners, shareholders, stockholders or otherwise) of SC Delaware and the direct and indirect beneficial owners (whether limited or general partners, shareholders, stockholders or otherwise) of SC Cayman; (b) any Affiliate of the members of SC LLC, the limited partners of SC Delaware or the limited partners of SC Cayman; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members or key employees of Sports Capital Partners, LLC, a Delaware limited liability company, SC LLC, SC Delaware and SC Cayman. In addition, SC LLC, SC Delaware and SC Cayman shall be deemed to be Affiliates of one another.

            (c) The definition of "Ardara" is hereby added to Section 1.1 of the Stock Purchase Agreement as follows:

                "Ardara" means Ardara Inc., a British Virgin Islands corporation.

        (d) The definition of "Purchasers" set forth in Section 1.1 of Stock Purchase Agreement is hereby deleted and replaced in its entirety as follows:

            "Purchasers" means the GAP Purchasers, ICP, Sports Capital, Ardara and the ZCG Purchasers.

        (e) The definition of "Sports Capital" is hereby added to Section 1.1 of the Stock Purchase Agreement as follows:

            "Sports Capital" means Sports Capital Partners, L.P., a Delaware limited partnership, Sports Capital Partners (Cayman Islands), L.P., a Cayman Islands limited partnership, and Sports Capital Partners CEV, LLC, a Delaware limited liability company.

        (f) The definition of "ZCG Purchasers" is hereby added to Section 1.1 of the Stock Purchase Agreement as follows:

            "ZCG Purchasers" means those Persons listed on Schedule 1 hereto that ultimately purchase Preferred Stock under this Agreement.

3. Addition of New Section 2.7. A new Section 2.7 is hereby added to the Stock Purchase Agreement to read in its entirety as follows:

        2.7 Ardara and ZCG Purchasers Purchase Option.

        (a) Notwithstanding the provisions of Section 2.1 and Section 2.3 of this Agreement, if (i) at any time prior to the First Closing or the Second Closing, (A) any closing condition set forth in Article V or
        Article VII of this Agreement, as the case may be, shall have not been satisfied, whether or not waived pursuant to the terms of this Agreement by the Purchasers entitled to do so hereunder, (B) the Certificate of Designations shall have been filed in a form other than the form of Exhibit B attached hereto or shall have been revoked or (C) the Registration Rights Agreement or this Agreement shall have been further amended or modified (except as provided for therein) or (ii) the First Closing or Second Closing, as the case may be, shall not have occurred by November 30, 2001, then Ardara and each of the ZCG Purchasers shall have no further obligations under this Agreement; provided, however, that Ardara and each of the ZCG Purchasers may, but shall have no obligation to, purchase the shares of Preferred Stock such party would otherwise have been obligated to purchase at one or both of the closings, as such party shall determine in his, her or its sole discretion.

        (b) ICP's obligation to purchase shares of Preferred Stock at each of the First Closing and the Second Closing pursuant to this Agreement shall be reduced if and to the extent that Ardara and the ZCG Purchasers purchase shares of Preferred Stock pursuant to Section 2.1 or Section
        2.3 of this Agreement and, in such case, the number of shares of Preferred Stock that ICP is obligated to purchase hereunder at the First Closing or the Second Closing, as the case may be, shall only be reduced by the number of shares of Preferred Stock that Ardara and the ZCG Purchasers actually purchase pursuant to this Agreement at such First Closing or Second Closing.

        (c) Notwithstanding the provisions of Sections 2.2 and 2.4, certificates representing shares of Preferred Stock purchased by any ZCG Purchaser shall be registered in the name of such Purchaser's nominee, if any, as indicated on Schedule 1 hereto.

4. Addition of New Section 2.8. A new Section 2.8 is hereby added to the Stock Purchase Agreement to read in its entirety as follows:

        2.8 Sports Capital Purchase Option. Notwithstanding the provisions of
        Section 2.3 of this Agreement, if on or prior to the Second Closing (i) any of the conditions of the Purchasers to the Second Closing shall not have been satisfied whether or not waived pursuant to the terms of this Agreement by the purchasers entitled to do so hereunder or (ii) any provision of this Agreement has been amended, modified or supplemented in a manner that adversely affects Sports Capital in a manner different than any other Purchaser hereunder then Sports Capital shall have no further obligations under this Agreement; provided, however, that Sports Capital may (but shall have no obligation to) purchase, in its sole discretion, the shares of Preferred Stock that it would have been otherwise obligated to purchase hereunder at such Second Closing.

5. Amendment to Section 4.1 of the Stock Purchase Agreement. Section 4.1 of the Stock Purchase Agreement is hereby deleted and replaced in its entirety as follows:

        4.1 Existence and Power. Such Purchaser is (a) (i) an individual or (ii) a limited partnership, corporation, limited liability company or trust duly organized and validly existing under the laws of the jurisdiction of its formation and (b) has (i) if such Purchaser is an individual, the legal capacity or (ii) if such Purchaser is a limited partnership, corporation, limited liability company or trust, requisite partnership, corporate, limited liability company or trust, as the case may be, power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement.

6. Amendment to Section 4.7 of the Stock Purchase Agreement. Section 4.7 of the Stock Purchase Agreement is hereby deleted and replaced in its entirety with the following:

        4.7 Broker's, Finder's or Similar Fees.

        (a) Except for a fee that Ardara and the ZCG Purchasers are paying to ICP or its Affiliates, there are no brokerage commissions, finder's fees or similar fees or commissions payable by such Purchaser in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Purchaser or any action taken by such Purchaser.

        (b) With regard to any fees paid by Ardara and the ZCG Purchasers and received by ICP or its Affiliates, ICP (and not any of the GAP Purchasers) represents and warrants that such fees are in compliance with the securities laws of the United States of America, and any applicable state securities laws.

7. Amendment to Article V of the Stock Purchase Agreement. With regard to the entire Article V of the Stock Purchase Agreement, the term "Purchasers" is replaced with the words "Purchasers purchasing Initial Purchased Shares."

8. Amendment to Article VII of the Stock Purchase Agreement. With regard to the entire Article VII of the Stock Purchase Agreement, the term "Purchasers" is replaced with the words "Purchasers purchasing Additional Purchased Shares."

9. Addition of New Section 7.14. A new Section 7.14 is hereby added to the Stock Purchase Agreement to read in entirety as follows:

        7.14 Registration Rights Agreement. The Registration Rights Agreement shall be in full force and effect and shall have been amended to add Sports Capital as parties thereto, which such amendment will (i) grant Sports Capital registration rights similar to those held by the Major Stockholders (as defined in the Registration Rights Agreement) and (ii) amend the definition of Affiliate thereunder such that, with respect to Sports Capital, it is consistent with the definition of "Affiliate" hereunder.

10. Amendment to Section 10.3(b) of the Stock Purchase Agreement. Section 10.3(b) of the Stock Purchase Agreement is hereby deleted and replaced in its entirety with the following:

        (b) If requested by the Company, each Purchaser shall use its commercially reasonable efforts to assist the Company in preparing the Proxy Statement, including, without limitation, providing to the Company any information regarding such Purchaser required to be included therein. The Company will make such disclosures as may be required by applicable law with respect to the ZCG Purchasers or Zesiger Capital Group LLC in (i) the Proxy Statement and (ii) any Registration Statement filed with the Commission as contemplated by the Registration Rights Agreement only in a manner consistent with such information provided by the ZCG Purchasers. The ZCG Purchasers (and none of the other Purchasers) represent and warrant that any such information provided by the ZCG Purchasers with respect to the ZCG Purchasers or Zesiger Capital Group LLC for inclusion in the Proxy Statement or Registration Statement filed with the Commission shall be accurate in all material respects.

11. Addition of New Section 10.13. A new Section 10.13 is hereby added to the Stock Purchase Agreement to read in entirety as follows:

        10.13 Amendment to the Registration Rights Agreement. Until the Second Closing, each of the Company, the GAP Purchasers and ICP will not amend, modify, supplement or give any waiver or consent to departure from the provisions of the Registration Rights Agreement if and to the extent that such amendment, modification, supplement or waiver would adversely affect Sports Capital if Sports Capital were Major Stockholders (as defined in the Registration Rights Agreement) at the time such amendment, modification, supplement or waiver is made in a manner different from any of the other Purchasers without first obtaining the written consent of Sports Capital.

12. Amendment to Section 12.2 of the Stock Purchase Agreement. Section 12.2 of the Stock Purchase Agreement is hereby deleted and replaced in its entirety with the following:

        12.2 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

             (a) if to the Company:

                 Tickets.com, Inc.
                 555 Anton Boulevard, 12th Floor
                 Costa Mesa, CA  92626
                 Telecopy:  (714) 327-5410
                 Attention:  W. Thomas Gimple

                 with a copy to:

                 Brobeck Phleger & Harrison LLP
                 550 South Hope Street
                 Los Angeles, CA 90071-2604
                 Telecopy:  (213) 745-3345
                 Attention:  Richard S. Chernicoff, Esq.

             (b) if to the GAP Purchasers:

                 c/o General Atlantic Service Corporation
                 3 Pickwick Plaza
                 Greenwich, CT 06830
                 Telecopy:  (203) 622-8818
                 Attention:  Steven A. Denning

                 with a copy to:

                 Paul, Weiss, Rifkind, Wharton & Garrison
                 1285 Avenue of the Americas
                 New York, NY 10019-6064
                 Telecopy:  (212) 757-3990
                 Attention:  Douglas A. Cifu, Esq.

             (c) if to ICP:

                 International Capital Partners, Inc., Profit
                    Sharing Trust
                 300 First Stamford Place
                 Stamford, CT 06902
                 Telecopy:  (203) 969-2212
                 Attention:  Nicholas E. Sinacori

                 with a copy to:

                 Cummings & Lockwood
                 Four Stamford Plaza
                 Stamford, CT  06904
                 Telecopy:  203-351-4534
                 Attention:  Stephen Marcovich, Esq.

             (d) if to Sports Capital:

                 c/o Sports Capital Partners
                 527 Madison Avenue, 10th Floor
                 New York, New York, 10022
                 Telecopy:  212-634-3305
                 Attention:  Charles T. Lelon, Partner

                 with a copy to:

                 Kirkland & Ellis
                 153 East 53rd Street
                 New York, New York 10022
                 Telecopy:  (212) 446-4900
                 Attention:  Lisa Anastos, Esq.

             (e) if to Ardara:

                 Lombard, Odier & Co.
                 11, Rue de la Corraterie
                 1204 Geneva Switzerland
                 Telecopy:  011-41-22-709-3944
                 Attention:  Marie France Bastaroli

                 with a copy to:

                 c/o International Capital Partners, Inc.
                 300 First Stamford Place
                 Stamford, CT 06902
                 Telecopy:  (203) 969-2212
                 Attention:  Nicholas E. Sinacori

             (f) if to the ZCG Purchasers:

                 c/o Zesiger Capital Group LLC
                 320 Park Avenue, 30th floor
                 New York, NY 10022
                 Telecopy: 212-508-6329
                 Attention: Albert L. Zesiger

                 with a copy to:

                 Proskauer Rose LLP
                 1585 Broadway
                 New York, NY 10036-8299
                 Telecopy: 212-969-2900
                 Attention: Gail Sanger, Esq.

13. Amendment to Section 12.3 of the Stock Purchase Agreement. Section 12.3 of the Stock Purchase Agreement is hereby deleted and replaced in its entirety with the following:

        12.3 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws and the terms and conditions thereof, the Purchasers may assign any of their rights under this Agreement or the Registration Rights Agreement to any of their respective Affiliates. The Company may not assign any of its rights under this Agreement without the written consent of the GAP Purchasers and ICP. Except as provided in Article IX, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

14. Amendment to Section 12.4(b) of the Stock Purchase Agreement. Section 12.4(b) of the Stock Purchase Agreement is hereby deleted and replaced in its entirety with the following:

        (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Purchasers from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by each of (A) the Company, (B) the GAP Purchasers and (C) ICP, and (ii) only in the specific instance and for the specific purpose for which made or given; provided however, (i) any amendment, supplement or modification of or to Section 2.7 only (or waiver of such section only) shall require the written consent of each of the Company, the GAP Purchasers, ICP, Ardara and each of the ZCG Purchasers, and (ii) any amendment, supplement or modification of or to
        Section 2.8 only (or waiver of such section only) shall require the written consent of each of the Company, the GAP Purchasers, ICP, and Sports Capital. For the avoidance of doubt, to the extent that any term or condition herein (either generally or in a particular instance and either retroactively or prospectively) may be waived or must be satisfied, only the written consent of the GAP Purchasers and ICP shall be required to effect such waiver on behalf of the Purchasers or for the satisfaction of such provision on behalf of the Purchasers; provided, that any such waiver effected or satisfaction granted in accordance with this sentence shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible) and each future holder of all such securities. If any amendment, supplement or modification is made to, or waiver given, under this Agreement pursuant to this Section 12.4(b), the Company shall provide prompt notice of such amendment, supplement, modification or waiver to the Additional Purchasers (if such amendment, modification, supplement or waiver occurs prior to either the First Closing or Second Closing, the notice contemplated by this sentence shall also be delivered prior to such First Closing or Second Closing, as the case may be). Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

15. Amendment of Schedule 2.1 to the Stock Purchase Agreement. Schedule 2.1 of the Stock Purchase Agreement is hereby deleted and replaced in its entirety with
Schedule 2.1 hereto.

16. Amendment of Schedule 2.3 to the Stock Purchase Agreement. Schedule 2.3 of the Stock Purchase Agreement is hereby deleted and replaced in its entirety with
Schedule 2.3 hereto.

17. Addition of Schedule 1 to the Stock Purchase Agreement. Exhibit A to this Amendment is hereby added to the Stock Purchase Agreement as Schedule 1 thereto.

18. Amendment of Exhibit D to the Stock Purchase Agreement. Exhibit D to the Stock Purchase Agreement (the Registration Rights Agreement) is hereby deleted and replaced in its entirety with Exhibit B attached hereto.

19. Miscellaneous.

        (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

        (b) Upon execution and delivery of this Amendment by the parties hereto, the Stock Purchase Agreement shall be amended in accordance herewith and this Amendment shall form part of the Stock Purchase Agreement for all purposes and the parties hereto shall be bound by the Stock Purchase Agreement, as so amended.

        (c) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        IN WITNESS WHEREOF, this Amendment has been duly executed by the parties set forth below as of the date first written above.


                                            TICKETS.COM, INC.


                                            By: /s/ ERIC BAUER
                                                --------------------------------
                                                Name: Eric Bauer
                                                Title: Chief Financial Officer

                                            GENERAL ATLANTIC PARTNERS 74, L.P.


                                            By: GENERAL ATLANTIC PARTNERS, LLC,
                                                its General Partner


                                            By: /s/ STEVEN A. DENNING
                                                --------------------------------
                                                 Name: Steven A. Denning
                                                 Title: A Managing Member


                                            GAP COINVESTMENT PARTNERS II, L.P.


                                            By: /s/ STEVEN A. DENNING
                                                --------------------------------
                                                Name: Steven A. Denning
                                                Title: A General Partner


                                            GAPSTAR, LLC

                                            By: GENERAL ATLANTIC PARTNERS, LLC,
                                                its Managing Member


                                            By: /s/ STEVEN A. DENNING
                                                --------------------------------
                                                Name: Steven A. Denning
                                                Title: A Managing Member

                                            INTERNATIONAL CAPITAL PARTNERS,
                                              INC., PROFIT SHARING TRUST


                                            By: /s/ N. E. SINACORI
                                                --------------------------------
                                                Name: N. E. Sinacori
                                                Title: Trustee


                                            ARDARA INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            ZCG PURCHASERS

                                            By: Zesiger Capital Group, LLC,
                                                as agent and attorney in fact


                                             By: /s/ ALBERT ZESIGER
                                                 -------------------------------
                                                Name: Albert Zesiger
                                                Title: Managing Director


                                            SPORTS CAPITAL PARTNERS, L.P.

                                            By: Sports Capital Partners, LLC,
                                                Its Managing Partner


                                            By: /s/ DAVID MOROSS
                                                --------------------------------
                                                Name: David Moross
                                                Title: President

                                            SPORTS CAPITAL PARTNERS (CAYMAN
                                              ISLANDS), L.P.

                                            By: Sports Capital Partners, LLC,
                                                Its Managing Partner


                                            By: /s/ DAVID MOROSS
                                                --------------------------------
                                                Name: David Moross
                                                Title: President


                                            SPORTS CAPITAL PARTNERS CEV, LLC


                                            By: Sports Capital Partners, LLC,
                                                Its Managing Partner


                                            By: /s/ DAVID MOROSS
                                                --------------------------------
                                                Name: David Moross
                                                Title: President

Schedule 2.1

                   Initial Purchased Shares and Purchase Price


                                                            Initial Purchased
Purchaser                                                        Shares        Purchase Price
---------                                                   -----------------  --------------
GAP LP                                                         6,242,145       $3,745,287.00

GAP Coinvestment                                                 867,230       $  520,338.00

GapStar                                                          473,958       $  284,375.00

ICP1                                                           3,250,000       $1,950,000.00

Ardara                                                           722,221       $  433,332.60

NFIB Corporate Account                                           143,000       $   85,800.00

Public Employee Retirement System of Idaho                       390,000       $  234,000.00

City of Stamford Firemen's Pension Fund                          182,000       $  109,200.00

The Jenifer Altman Foundation                                    117,000       $   70,200.00

Lazar Foundation                                                  39,000       $   23,400.00

Roanoke College                                                  108,000       $   64,800.00

Butler Family LLC                                                 52,000       $   31,200.00

Salvador O. Gutierrez                                             35,000       $   21,000.00

HBL Charitable Unitrust                                           35,000       $   21,000.00

Andrew Heiskell                                                   74,000       $   44,400.00

Helen Hunt                                                        35,000       $   21,000.00

Jeanne L. Morency                                                 35,000       $   21,000.00

Psychology Associates                                             35,000       $   21,000.00

Peter Looram                                                      35,000       $   21,000.00

Mary C. Anderson                                                  74,000       $   44,400.00

Murray Capital, LLC                                               35,000       $   21,000.00

Meehan Foundation                                                 30,000       $   18,000.00

The Meehan Investment Partnership I, L.P.                         35,000       $   21,000.00

Domenic J. Mizio                                                 108,000       $   64,800.00

Morgan Trust Co. of the Bahamas Ltd. as Trustee
  U/A/D 11/30/93                                                  95,000       $   57,000.00

Susan Uris Halpern                                                74,000       $   44,400.00

Theeuwes Family Trust, Felix Theeuwes Trustee                     74,000       $   44,400.00

William B. Lazar                                                  52,000       $   31,200.00

Albert L. Zesiger                                                108,000       $   64,800.00

Barrie Ramsay Zesiger                                             73,667       $   44,200.00

Donald and Dan-Thanh Devivo                                        8,000       $    4,800.00

John J. & Catherine H. Kayola                                      8,000       $    4,800.00

Mary I. Estabil                                                    3,000       $    1,800.00

Wolfson Investment Partners LP                                    74,000       $   44,400.00
                                                             -----------       -------------
Total:                                                        10,833,333(2)    $6,500,000
                                                             ===========       =============

------------
(1) The number of Initial Purchased Shares to be purchased by ICP at the First Closing may be reduced pursuant to the terms of Section 2.7(b) of this Agreement.

(2) Reflects the aggregate total number of Initial Purchased Shares to be purchased at the First Closing.

Schedule 2.3

                 Additional Purchased Shares and Purchase Price

                                                                          Additional Purchased
Purchaser                                                                        Shares          Purchase Price
---------                                                                 --------------------   --------------
GAP LP                                                                         8,162,805         $ 4,897,683.00

GAP Coinvestment                                                               1,134,070         $   680,442.00

GapStar                                                                          619,792         $   371,875.00

ICP3                                                                           4,250,000         $ 2,550,000.00

Ardara                                                                           944,443         $   566,665.80

NFIB Corporate Account                                                           187,000         $   112,200.00

Public Employee Retirement System of Idaho                                       510,000         $   306,000.00

City of Stamford Firemen's Pension Fund                                          238,000         $   142,800.00

The Jenifer Altman Foundation                                                    153,000         $    91,800.00

Lazar Foundation                                                                  51,000         $    30,600.00

Roanoke College                                                                  142,000         $    85,200.00

Butler Family LLC                                                                 68,000         $    40,800.00

Salvador O. Gutierrez                                                             45,000         $    27,000.00

HBL Charitable Unitrust                                                           45,000         $    27,000.00

Andrew Heiskell                                                                   96,000         $    57,600.00

Helen Hunt                                                                        45,000         $    27,000.00

Jeanne L. Morency                                                                 45,000         $    27,000.00

Psychology Associates                                                             45,000         $    27,000.00

Peter Looram                                                                      45,000         $    27,000.00

Mary C. Anderson                                                                  96,000         $    57,600.00

Murray Capital, LLC                                                               45,000         $    27,000.00

Meehan Foundation                                                                 40,000         $    24,000.00

The Meehan Investment Partnership I, L.P.                                         45,000         $    27,000.00

Domenic J. Mizio                                                                 142,000         $    85,200.00

Morgan Trust Co.of the Bahamas Ltd. as Trustee
  U/A/D 11/30/93                                                                 125,000         $    75,000.00

Susan Uris Halpern                                                                96,000         $    57,600.00

Theeuwes Family Trust, Felix Theeuwes Trustee                                     96,000         $    57,600.00

William B. Lazar                                                                  68,000         $    40,800.00

Albert L. Zesiger                                                                142,000         $    85,200.00

Barrie Ramsay Zesiger                                                             96,333         $    57,799.80

Donald and Dan-Thanh Devivo                                                       12,000         $     7,200.00

John J. & Catherine H. Kayola                                                     12,000         $     7,200.00

Mary I. Estabil                                                                    7,000         $     4,200.00

Wolfson Investment Partners LP                                                    96,000         $    57,600.00

Sports Capital Partners, LP                                                    1,180,420         $   708,252.00

Sports Capital Partners (Cayman Islands), LP                                     100,685         $    60,411.00

Sports Capital Partners CEV, LLC                                               2,052,228         $ 1,231,336.80
                                                                             -----------         --------------
Total:                                                                        17,500,000(2)      $10,500,000.00
                                                                             ===========         ==============

------------
(1) The number of Additional Purchased Shares to be purchased by ICP at the First Closing may be reduced pursuant to the terms of Section 2.7(b) of this Agreement.

(2) Reflects the aggregate total number of Initial Purchased Shares to be purchased at the First Closing.

                                    Exhibit A

                                 ZCG Purchasers


                   Purchaser:                                              Record Holder:
                   ----------                                              --------------
  1    NFIB Corporate Account                                   Huland & Co.

  2    Public Employee Retirement System of Idaho               Mellon Bank NA custodian for PERSI-Zesiger Capital

  3    City of Stamford Firemen's Pension Fund                  City of Stamford Firemen's Pension Fund

  4    The Jenifer Altman Foundation                            Batrus & Co.

  5    Lazar Foundation                                         Hare & Co.

  6    Roanoke College                                          First Union & Co.

  7    Butler Family LLC                                        Tice & Co.

  8    Salvador O. Gutierrez                                    Salvador O. Gutierrez

  9    HBL Charitable Unitrust                                  HBL Charitable Unitrust

  10   Andrew Heiskell                                          Andrew Heiskell

  11   Helen Hunt                                               Cudd & Co.

  12   Jeanne L. Morency                                        Jeanne L. Morency

  13   Psychology Associates                                    Psychology Associates

  14   Peter Looram                                             Peter Looram

  15   Mary C. Anderson                                         Mary C. Anderson

  16   Murray Capital, LLC                                      Murray Capital, LLC

  17    Meehan Foundation                                       Meehan Foundation

  18   The Meehan Investment Partnership I, L.P.                The Meehan Investment Partnership I, L.P.

  19   Domenic J. Mizio                                         Domenic J. Mizio

  20   Morgan Trust Co. of the Bahamas Ltd. as Trustee          Morgan Trust Co.of the Bahamas Ltd. as Trustee
       U/A/D 11/30/93                                           U/A/D 11/30/93

  21   Susan Uris Halpern                                       Hare & Co.

  22   Theeuwes Family Trust, Felix Theeuwes Trustee            Theeuwes Family Trust, Felix Theeuwes Trustee

  23   William B. Lazar                                         William B. Lazar

  24   Albert L. Zesiger                                        Albert L. Zesiger

  25   Barrie Ramsay Zesiger                                    Barrie Ramsay Zesiger

  26   Donald and Dan-Thanh Devivo                              Donald and Dan-Thanh Devivo

  27   John J. & Catherine H. Kayola                            John J. & Catherine H. Kayola

  28   Mary I. Estabil                                          Mary Estabil

  29   Wolfson Investment Partners LP                           Wolfson Investment Partners LP